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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  January 13, 2005


                                U.S. MEDSYS CORP.
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             (Exact name of registrant as specified in its charter)


         Colorado                      0-27513             84-1308436
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 (State or other jurisdiction         (Commission         (IRS Employer
    of incorporation)                 File Number)       Identification No.)

    Phone: (201) 288-3082

411 Route 17 South, Hasbrouck Heights, New Jersey                     07604
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:      (201) 288-3082
                                                     --------------------------

             1401 - 17th Street, Suite 1150, Denver, Colorado 80202
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 13, 2005, U.S. Medsys Corp. (the "Company") purchased 51% of the outstanding Membership Interest of PMC Ocular Network LLC, a New Jersey Limited Liability Company, from Nicholas J. Sconzo ("Sconzo"), in exchange for $400,000. The Company paid $250,000 to Sconzo at Closing, and payment of the balance of $150,000 to Sconzo is contingent upon the filing of an application by PMC Ocular Network LLC with the New Jersey Department of Health and Senior Services for approval as an Organized Delivery System.

A copy of the Membership Interest Purchase Agreement is attached as an exhibit to this report and is incorporated by reference herein.

Initially it is anticipated that the network will have 1,100 ophthalmologists located in 14 states. The Company anticipates it will add additional ophthalmologists and centers of excellence throughout the U.S. over the next year. This network is complementary to the company's PMC/Foot Care Network for the treatment of diabetics with foot and ocular treatments associated with their disease. The addition of the PMC Ocular Network rounds out the foot, eye, wound care, diabetic supply, and orthotics/diabetic shoes, creating a total health care delivery platform to present to health care payors concerned with the escalating costs of dealing with the increasing numbers of diabetic patients in the U.S.

PMC Ocular Network LLC was recently formed, and has no material assets, liabilities or operations. Accordingly, the acquisition of a 51% Membership Interest in PMC Ocular Network LLC does not constitute an acquisition of assets under Item 2.10 of Form 8-K that would require the filing of financial statements of PMC Ocular Network LLC.

PMC Ocular Network LLC entered into a network Participation and Administration Agreement in December 2004 with Wills Eye Surgical Network LLC. The agreement will facilitate the participation in the network of all facilities controlled directly or indirectly by the Trust under the Will of James Will, Jr. Additionally, Wills Eye will assist PMC Ocular in executing provider agreements with physicians that use Wills' facilities. The Wills Eye Surgical Network is affiliated with the Wills Eye Hospital, established in 1832 and recognized annually as one of the most renowned hospitals in the United States by U.S. News & World Report since the survey's inception in 1990.

Wills Eye Hospital, established in 1832 through a bequest of James Wills, a Quaker merchant, to the City of Philadelphia, is governed by the Board of Directors of City Trusts. It is a non-profit specialty institution whose clinical expertise and sophistication of diagnostic and treatment procedures make it a worldwide referral center. Wills Eye Hospital has also branched into the community with a network of same-day surgery centers throughout Pennsylvania, New Jersey and Delaware. The centers offer care that reaches beyond ophthalmology to other surgical specialties such as orthopedics, pediatrics, plastics, and ear, nose and throat. Wills also provides laser vision correction at its center in downtown Philadelphia and centers throughout the tri-state region.

Nicholas J. Sconzo owns 34% of the PMC Ocular Network LLC and is the managing member of the PMC Ocular Network LLC.

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Disclosure of certain related-party matters

In addition to the Company (51% Membership Interest), the other members of PMC Ocular Network LLC are: Nicholas J. Sconzo (34%), Michael Fuoco (5%) and Visionary Medical Consulting Corp (10%). Each of these members has a pre-existing relationship with the Company, as described below:

Nicholas J. Sconzo is a principal of Practice Management Corporation ("PMC"), which is a party to various agreements with the Company. PMC is also the managing member of the PMC/Foot Care Network LLC, which is owned 51% by the Company and 25% by PMC. Mr. Sconzo owns 34% of PMC Ocular Network LLC.

Michael Fuoco is employed by the Company's subsidiary, PMC/Foot Care Network, LLC, as director of network development. Mr. Fouco holds minority interests in two of the Companies subsidiaries: Mr. Fuoco holds a 5% Membership Interest in PMC Ocular Network LLC, and he holds a 6% Membership Interest in PMC/Foot Care Network LLC.

Mr. Fuoco's spouse and other family members own A & M Management Group, LLC, which provides consulting services to the Company and certifies podiatrists for membership in the PMC/Foot Care Network. Mr. Fuoco's spouse also owns 40% of First JMA Enterprises, LLC, which is a party to a marketing and distribution agreement with New England Orthotic & Diabetic Shoe Manufacturing Company, Inc., a subsidiary of the Company.

Visionary Medical Consulting Corp. ("Visionary") is a consultant to the Company and is paid $10,000 per month to assist the Company in its efforts to research and market various products, specifically medical equipment and devices, and to develop business opportunities.

Visionary holds minority interests in two of the Companies subsidiaries:
Visionary holds a 10% Membership Interest in PMC Ocular Network LLC, and Visionary holds a 25% equity interest in New England Orthotic & Diabetic Shoe Manufacturing Company, Inc.

The Company's subsidiary, New England Orthotic & Diabetic Shoe Manufacturing Company, Inc., is a party to a marketing and distribution agreement with First JMA Enterprises, LLC. The equity members of First JMA Enterprises, LLC, include Visionary Medical Consulting Corp. (20% interest) and the spouse of Michael Fuoco (40% interest).

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRATION.

Pursuant to the acquisition of a 51% interest in by PMC Ocular Network LLC, as described in Item 1.01, above, the Company paid $250,000 of the $400,000 purchase price to Sconzo. Payment of the balance of $150,000 to Sconzo is contingent upon the filing of an application by PMC Ocular Network LLC with the New Jersey Department of Health and Senior Services for approval as an Organized Delivery System.

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ITEM 8.01. OTHER EVENTS.

The Company has relocated its headquarters and principal executive offices from Colorado to New Jersey. The new contact information is as follows:

         U.S. MedSys Corp.
         411 Route 17 South
         Hasbrouck Heights, NJ  07604
         Phone:  (201) 288-3082
         Facsimile:  (201) 288-5093
         Website:  www.usmedsyscorp.com

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit       Description

10.14 Membership Interest Purchase Agreement dated January 13, 2005, regarding acquisition of 51% interest in PMC Ocular Network, LLC. (Filed herewith.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         U.S. MEDSYS CORP.



                                         By: /s/ Thomas H. King
                                             ----------------------------------
                                                 Thomas H. King, CEO

Date:  January 20, 2005

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                                  EXHIBIT INDEX

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
10.14 Membership Interest Purchase Agreement dated January 13, 2005, regarding acquisition of 51% interest in PMC Ocular Network, LLC. (Filed herewith.)
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